Exhibit 99.1

Press Release                              Source: DigitalFX International, Inc.

DIGITALFX INTERNATIONAL, INC. REPORTS RECORD QUARTERLY REVENUE OF $7.1 MILLION
-----------------------------

     -    Q3 REVENUE UP 367% YEAR-ON-YEAR

               LAS VEGAS, NV - November 15, 2006 - DigitalFX International, Inc. ("DigitalFX" or the "Company") (OTC BB: DFXN), a digital communications and social networking company, has announced record operating results for the quarter ended September 30, 2006.

     DigitalFX reported record revenue of approximately $7.1 million for the quarter ended September 30, 2006, as compared to approximately $1.5 million in Q3 2005 - a 367% increase. This increase was due to significant customer base growth in the United States, as well as expanded sales penetration into the United Kingdom, Australia and New Zealand. Higher average revenue per customer has also contributed to the year-on-year increase.

     Gross profit for the three months ended September 30, 2006 was approximately $5.6 million, as compared to gross profit of approximately $1.1 million in Q3 2005 - a 418% increase. Gross profit margins were 79% in Q3 2006, up from 71% in Q3 2005 as a result of higher margins realized on the product selections of the expanding customer base, cost improvements and economies of scale in services provided for recurring products.

     DigitalFX also reported operating income of approximately $394,000 for the three months ended September 30, 2006, as compared to an operating loss of approximately $175,000 in Q3 2005 - a 325% improvement.

     DigitalFX reported net income of $200,000 for the three months ended September 30, 2006, as compared to a net loss of approximately $181,000 in Q3 2005.

     Based on approximately 22.1 million shares outstanding, DigitalFX achieved $0.01 earnings per share for the three months ending September 30, 2006, as compared to a loss of $0.05 per share in Q3 2005.

     Factors that affected net income and earnings per share for the quarter ended September 30, 2006 were non-cash costs related to the vesting of options and warrants totaling $161,000.

     "We are pleased with our third quarter revenue growth of 367%, continued strong gross margins of 79% and achievement of operating profit and net income for the period," stated DigitalFX CEO Craig Ellins. "We will complete beta testing of our new 5.0 helloworld.com product in the fourth quarter which will position us for significant growth in 2007."

Nine-Month Operating Results
----------------------------

     DigitalFX reported record revenue of approximately $16.2 million for the nine months ended September 30, 2006, as compared to approximately $2.9 million for the nine months ended September 30, 2005 - a 464% increase. This increase was due to the factors mentioned above.

     Gross profit for the nine months ended September 30, 2006 was approximately $13.0 million, as compared to gross profit of approximately $2.1 million for the nine months ended September 30, 2005 - a 527% increase. Gross profit margins were 80% for the nine months ended September 30, 2006, up from 72% for the nine months ended September 30, 2005.

     DigitalFX also reported operating income of approximately $1,050,000 for the nine months ended September 30, 2006, as compared to an operating loss of approximately $940,000 for the nine months ended September 30, 2005 - a 221% increase.

     DigitalFX reported net income of $201,000 for the nine months ended September 30, 2006, as compared to a net loss of approximately $958,000 for the nine months ended September 30, 2005.

     Based on approximately 20.6 million shares outstanding, DigitalFX achieved earnings per share of $0.01 for the nine months ended September 30, 2006, improving from a loss of $0.09 per share for the nine months ended September 30, 2005.

     Factors that affected net income and earnings per share for the nine months ended September 30, 2006 were non-cash costs related to the vesting of options and warrants of $184,000 and $635,000 of expenses related to the exchange transaction.

EARNINGS CONFERENCE CALL
------------------------

     DigitalFX will host a conference call on Wednesday, November 15, 2006 to review third quarter earnings results. The conference call is scheduled for 4:30 p.m., Eastern Standard Time (EST). To participate in the call, please dial:

                  U.S. and Canada:        (800) 374-0113

                  International:          (706) 758-9607

     A replay of the call will be available two hours after completion. You will be able to access it at any time through the DigitalFX Website at www.DigitalFX.com, or by phone until December 15, 2006. To access the replay by
-----------------
phone,  please  dial:

                  U.S. and Canada:        (800) 642-1687

                  International:          (706) 645-9291

                  Conference ID:          1529751

About DigitalFX International, Inc.
-----------------------------------

     DigitalFX is a digital communications and social networking company. The Company develops and markets proprietary web-based social networking software applications, including video email, video instant messaging and live webcasting. DigitalFX bundles its proprietary applications with other open source applications and sells them as an integrated suite through an Internet-based subscription model. The Company's Web 2.0 communication tools enable users to create, transcode, share, manage and store all forms of digital media content (i.e., photos, videos, music, documents). These innovative social networking applications are scalable, customizable and highly extendible.

     Currently, the primary source of subscribers for these applications is the Company's social networking website, www.helloWorld.com. DigitalFX intends to
                                       ------------------
aggressively expand its subscription base by offering its suite of communications tools to affinity groups, enterprises and other social networks, using its unique multi-tiered marketing program. By providing subscribers with its rich and expanding suite of collaborative applications, DigitalFX is facilitating the rapidly accelerating trends in streaming media, social networking, on-demand collaboration and self-generated media publishing. With its dynamic marketing strategy and the ease of use of its products, the Company intends to simplify the digital lives of millions of subscribers.

CONTACT:

     After  Market  Support,  LLC
     Justin  Davis
     Phone:  (866)  441-DFXN  (3396)
     jd@aftermarketsupport.com
     -------------------------


FORWARD-LOOKING  STATEMENTS

     The information contained herein includes forward-looking statements. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. An example of a forward looking statement includes anticipated completion of the beta testing of Company's new 5.O product. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

                                     #  #  #

       DIGITALFX INTERNATIONAL, INC. (FORMERLY QORUS.COM, INC.) AND SUBSIDIARIES
                         CONDENSED CONSOLIDATED BALANCE SHEETS
                           (IN THOUSANDS, EXCEPT SHARE DATA)

                                                         SEPTEMBER 30,   DECEMBER 31,
                                                             2006            2005
                                                        ------------------------------
                              ASSETS                      (unaudited)
Current assets:
  Cash and cash equivalents                             $        1,779            265
  Accounts receivable, net                                         212             27
  Inventories, net                                                 180            154
  Prepaid bandwidth charges, affiliate                              86              -
  Prepaid expenses and other assets                                276             25
  Deferred income taxes, net                                        91              -
                                                        ------------------------------

                                  Total current assets           2,624            471
Property and equipment, net                                        309            238
Deposits, merchant processors                                      521            150
Other assets                                                         -             25
                                                        ------------------------------

                                          Total assets  $        3,454            884
                                                        ==============================

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                      $          522            343
  Accrued expenses                                                 751            413
  Accrued commissions                                            1,392            424
  Due to affiliate                                                 256             54
  Income tax payable                                               198              -
  Note payable                                                       -             50
                                                        ------------------------------

                             Total current liabilities           3,119          1,284
                                                        ------------------------------

Commitments and Contingencies

Stockholders' equity (deficit):

  Preferred Stock, $0.01 par value, 5,000,000
    shares authorized, no shares issued and
    outstanding                                                     -               -
  Common Stock, $0.001 par value, 100,000,000
    shares authorized, 22,115,377 and
    19,631,179 shares issued and outstanding                        22             20
  Additional Paid In Capital                                     4,925          4,440
  Deferred Compensation                                              -            (57)
  Other comprehensive loss                                         (11)            (1)
  Accumulated deficit                                           (4,601)        (4,802)
                                                        ------------------------------

                  Total stockholders' equity (deficit)             335           (400)
                                                        ------------------------------
  Total liabilities and stockholders' equity (deficit)  $        3,454            884
                                                        ==============================

                           DIGITALFX INTERNATIONAL, INC. (FORMERLY QORUS.COM, INC.) AND SUBSIDIARIES
                                        CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA, UNAUDITED)

                                                      Nine months ended September 30,      Three months ended September 30,
                                                   ------------------------------------  -------------------------------------
                                                         2006               2005               2006                2005
------------------------------------------------------------------------------------------------------------------------------
Revenues                                           $         16,232  $           2,876   $           7,109  $           1,521
Cost of revenues                                              3,272                808               1,497                438
                                                   ----------------  ------------------  -----------------  ------------------

Gross profit                                                 12,960              2,068               5,612              1,083

Commission expenses                                           7,582              1,236               3,188                708
Other operating expenses                                      4,328              1,772               2,030                550
                                                   ----------------  ------------------  -----------------  ------------------

Operating income (loss)                                       1,050               (940)                394               (175)

Other expenses:
Expenses relating to exchange transaction                       635                  -                   -                  -
Other expenses, net                                              46                 18                  55                  6
                                                   ----------------  ------------------  -----------------  ------------------

Other expenses                                                  681                 18                  55                  6
                                                   ----------------  ------------------  -----------------  ------------------

Income (Loss) before provision for
income taxes                                                    369               (958)                339               (181)

Provision for Income taxes                                      168                  -                 139                  -
                                                   ----------------  ------------------  -----------------  ------------------

Net Income (Loss)                                  $            201  $            (958)  $             200  $            (181)
                                                   ================  ==================  =================  ==================

Net Income (Loss) per share:
  Basic                                            $           0.01  $           (0.05)  $            0.01  $           (0.09)
                                                   ================  ==================  =================  ==================

  Fully diluted                                    $           0.01  $           (0.05)  $            0.01  $           (0.09)
                                                   ================  ==================  =================  ==================

Weighted average shares outstanding:
  Basic                                                  20,597,256         19,917,435          22,094,617         19,917,435
                                                   ================  ==================  =================  ==================

  Fully diluted                                          23,141,961         19,917,435          24,831,236         19,917,435
                                                   ================  ==================  =================  ==================